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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 3, 2001


                                COHO ENERGY, INC.
                            (Exact name of registrant
                          as specified in its charter)


           TEXAS                        0-22576                  75-2488635

(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)

               14785 PRESTON ROAD, SUITE 860, DALLAS, TEXAS 75240
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 774-8300


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ITEM 5. OTHER EVENTS

         Coho Energy, Inc. is filing this Report on Form 8-K for the purpose of updating the description of its securities registered under the Securities Exchange Act of 1934, as amended (Commission File No. 0-22576), which was originally set forth in the registration statement on Form 8-B of Coho Energy, Inc. dated October 12, 1993, to read in its entirety as follows:

                 Description of Coho Energy, Inc. Capital Stock

         The description of our capital stock set forth below is not complete and is qualified by reference to our certificate of incorporation and bylaws. Copies of our certificate of incorporation and bylaws are available from Coho Energy upon request and both documents have been filed with the Securities and Exchange Commission.

OUR AUTHORIZED CAPITAL STOCK

         Our authorized capital stock consists of 50,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share. At December 31, 2000, 18,714,175 shares of common stock were outstanding and no shares of preferred stock were outstanding.

DESCRIPTION OF OUR COMMON STOCK

         Holders of shares of common stock

         o are entitled to one vote per share in the election of directors and on all other matters submitted to a vote of shareholders;

         o do not have the right to cumulate their votes in the election of directors;

         o have no redemption or conversion rights and no preemptive or other rights to subscribe for our other securities in the event of our liquidation, dissolution or winding up;

         o upon our liquidation, dissolution or winding up, are entitled to share equally and ratably in all of the assets remaining, if any, after satisfaction of all of our debts and liabilities and the preferential rights of any series of preferred stock then outstanding; and

         o have an equal and ratable right to receive dividends, when, as and if declared by the board of directors out of funds legally available therefor and only after payment of, or provision for, full dividends on all outstanding shares of any series of preferred stock and after we have made provision for any required sinking or purchase funds for series of preferred stock.

DESCRIPTION OF OUR PREFERRED STOCK

         The preferred stock may be issued, from time to time, in one or more series, and our board of directors, without further approval of the shareholders, is authorized to fix the dividend rights and terms, redemption rights and terms, liquidation preferences, conversion rights, voting rights and sinking fund provisions applicable to each series of preferred stock. If we issue a series of preferred stock in the future that has voting rights or preferences over the common stock with respect to the payment of dividends and upon our liquidation, dissolution or winding up, the rights of the holders of the common stock offered may be adversely affected. The issuance of shares of preferred stock could be used in an attempt to prevent an acquisition of us. We have no present intention to issue any shares of preferred stock.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             COHO ENERGY, INC.



Date:  January 3, 2001                       By: /s/ MICHAEL MCGOVERN
                                                --------------------------------
                                                  Michael McGovern
                                                  President and
                                                  Chief Executive Officer